                                                            HECO Exhibit 10.9(a)
                                                            --------------------

                              AGREEMENT RELATING TO
                        INTER-ISLAND INDUSTRIAL FUEL OIL
                         AND DIESEL FUEL SUPPLY CONTRACT

          THIS AGREEMENT (hereinafter "Agreement") is made as of the 29th day of October, 1999, by and between HAWAIIAN ELECTRIC COMPANY, INC. ("HECO"), a Hawaii corporation whose principal place of business and address is 900 Richards Street, Honolulu, Hawaii 96813, MAUI ELECTRIC COMPANY, LIMITED ("MECO"), a Hawaii corporation whose principal place of business and address is 210 Kamehameha Avenue, Kahului, Maui, Hawaii 96732, HAWAII ELECTRIC LIGHT COMPANY, INC. ("HELCO"), a Hawaii corporation whose principal place of business and address is 1200 Kilauea Avenue, Hilo, Hawaii 96720, HAWAIIAN TUG & BARGE CORP. ("HTB"), a Hawaii corporation whose principal place of business and address is Pier 21, Box 3288, Honolulu, Hawaii 96801, YOUNG BROTHERS, LIMITED ("YB"), a Hawaii corporation whose principal place of business and address is Pier 40, Box 3288, Honolulu, Hawaii 96801, SALTCHUK RESOURCES, INC. ("Saltchuk"), a Washington corporation whose principal place of business and address is 1111 Fairview Ave. North, Seattle, Washington 98109 and MOANA PA'A KAI, INC., a Hawaii corporation formed or being formed by Saltchuk (referred to herein as "Moana").

                    W   I   T   N   E   S   S   E   T   H  :
                    -   -   -   -   -   -   -   -   -   -

          WHEREAS, HECO, MECO, HELCO (collectively, the "Utilities"), HTB and YB are parties to that certain Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract with Chevron U.S.A. Inc. ("Chevron"), dated as of November 14, 1997 (hereinafter the "Fuel Contract"); and

          WHEREAS, HTB, YB, and Hawaiian Electric Industries, Inc. ("HEI"), have entered into a stock purchase agreement with Saltchuk dated August 4, 1999 whereby HTB will sell to Saltchuk all of the issued and outstanding capital stock of YB (the "Stock Purchase Agreement") and HEI and HTB have entered into an asset purchase agreement with Saltchuk also dated August 4, 1999, whereby HTB will sell certain of the other assets of HTB to Saltchuk (the "Asset Purchase Agreement"); and

          WHEREAS, under the Asset Purchase Agreement HTB will assign to Moana the interests of HTB under the Fuel Contract (hereinafter the "Assignment"); and

          WHEREAS, it is contemplated by the Stock Purchase Agreement and the Asset Purchase Agreement (the "Purchase Agreements") that this Agreement will be entered into by the parties hereto, with the provisions hereof to become effective on the closing date of the transactions contemplated by the Purchase Agreements (the "Closing Date");

          NOW, THEREFORE, in consideration of these premises and of the mutual promises herein contained, the parties hereto hereby agree as follows:

I.  ASSIGNMENT; FURTHER ASSIGNMENT.


     Subject to obtaining such consents or approvals as shall be required from Chevron, and subject to the terms and conditions of this Agreement, HECO, MECO and HELCO hereby consent to the assignment of HTB's interests under the Fuel Contract to Moana. After such assignment, neither the Fuel Contract nor the interests of YB and Moana thereunder shall be further assigned by YB or Moana without the consent of the Utilities and Chevron.

II.  QUANTITIES; AMENDMENTS.

     By letter of even date herewith, (the "Notification/Consent Letter") HTB and YB shall notify Chevron (in accordance with section 3.1 of the Fuel Contract) that the annual physical quantities of Diesel to be purchased by YB and Moana in the aggregate under the Fuel Contract shall be a minimum of 0 barrels and a maximum of 78,000 barrels. Such notification shall be effective on the Closing Date. Thereafter, neither YB nor Moana shall (a) make any change to the individual minimum or maximum annual physical quantities of Diesel specified in such letter to be purchased by YB and/or Moana, nor (b) make any other change under the Fuel Contract that is not contemplated by this Agreement, nor (c) commence any negotiations with Chevron with respect to amendment or other modification of the Fuel Contract, without the express prior written consent of the Utilities, which consent may be granted or denied in the Utilities' sole discretion. The Utilities may amend or otherwise modify the Fuel Contract with the consent of Chevron and without the consent of YB or Moana, provided they do not thereby breach any provision of this Agreement and provided further that the consent of YB and Moana shall be required for any amendment which materially and adversely affects their rights or obligations under the Fuel Contract (which consent shall not be unreasonably withheld). YB and Moana may also negotiate a new, separate contract with Chevron, without the consent of the Utilities, provided that such new contract shall become effective only upon termination of YB's and Moana's interests under the Fuel Contract.

III.  FORECAST.

     Prior to the 15th day of each calendar month, YB and Moana, individually and collectively, shall provide to HECO a forecast of monthly liftings of Diesel (as that term is defined in the Fuel Contract) for the coming three calendar months, in order that HECO can meet its obligations under section 3.2 of the Fuel Contract. YB and Moana agree to update HECO of any change in their lifting forecast as soon as it shall become known. Within fifteen (15) business days after the end of each calendar month, YB and Moana shall furnish HECO a schedule of the volume of Diesel purchased on behalf of their vessels and others for the referenced period.

IV.  RATABILITY.

     Assignees' liftings of Diesel will occur in a reasonably ratable fashion throughout the calendar year. The maximum volume of Diesel purchased by YB and Moana in any calendar quarter shall in no case exceed an amount equivalent to 35% of their total actual purchases for the calendar year in question.

V.  TERM, TERMINATION AND DEFAULT.

     Section 5.1.  Term.
     ------------------

     The term of this Agreement shall commence on the Closing Date and shall be void and of no force or effect in the event the transactions contemplated by the Purchase Agreements are not closed. If this Agreement becomes effective, it shall continue in full force and effect until the earlier to occur of (a) December 31, 2001 or such later date as the Utilities in their sole discretion shall agree in writing, if Chevron consents to the termination of the interest of YB and Moana on such date as requested in the Notification/Consent Letter or
(b) termination of the interests of YB and Moana in accordance with the provisions of Article II hereof or the provisions of the Fuel Contract; provided, however, that any such termination shall not relieve any party of any obligations under the Fuel Contract or this Agreement arising or accruing prior to the date of such termination.

     Section 5.2.  Optional Termination of YB's and Moana's Interests by HECO.
     ------------------------------------------------------------------------

     Notwithstanding any other provision to the contrary, each of YB and Moana acknowledge and agree that HECO may terminate YB's and Moana's respective interest in the Fuel Contract if YB and Moana is in default of any obligation under the Fuel Contract or this Agreement.

     Section 5.3.  Mandatory Reduction of Purchases by YB and Moana.
     --------------------------------------------------------------

     YB and Moana each agrees to that if for any reason their interests under the Fuel Contract have not been terminated on or before December 31, 2001, the aggregate maximum annual physical quantities of Diesel to be purchased by them during the remaining term of the Fuel Contract shall be 0 barrels unless the Utilities shall before such date agree in writing, in their sole discretion, that such maximum shall be a greater number of barrels.

VI.  INDEMNITY.

     Section 6.1.  No Joint and Several Liability.
     --------------------------------------------

     Each of the parties hereto acknowledges and agrees that any liability of the parties to the Fuel Contract shall be individual and not joint and several. Each party to the Fuel Contract shall be responsible for its own actions, including without limitation any negligence or breach of contract, and all direct, indirect, consequential, special and incidental damages, losses, penalties and claims arising therefrom.

     Section 6.2.  Indemnity.
     -----------------------

     (a) YB and Moana, jointly and severally, shall indemnify, defend and hold harmless HECO, MECO, HELCO and each of their respective directors, officers, employees and agents (including but not limited to affiliates and contractors and their employees) from and against all liabilities, damages, losses, penalties, claims, demands, suits, costs, expenses (including reasonable attorneys' fees and costs), and proceedings of any nature whatsoever for personal injury (including death), or property damage, including but not limited to HECO's, MECO's or HELCO's facilities (collectively, "Injury or Damage"), that results from non-specification or contaminated Diesel in the custody or control of YB or Moana or that arises out of or is in any manner connected with the delivery or receipt of Diesel when in the custody or control of YB or Moana, any carrier for YB or Moana or subsequent buyer from YB or Moana of Diesel related to the Fuel Contract, except to the extent that such Injury or Damage may be attributable to the negligence or willful action of the party seeking indemnity.

     (b) Without limiting the generality of Section 6.2.(a), YB and Moana, jointly and severally, shall indemnify, defend and hold harmless HECO, MECO, HELCO and each of their respective directors, officers, employees and agents (including but not limited to affiliates and contractors and their employees) from and against all liabilities, damages, losses, penalties, claims, demands, suits, costs, expenses and proceedings of any nature whatsoever directly or indirectly arising out of or attributable to the release, threatened release, discharge, disposal or presence of Diesel or hazardous material related to the Fuel Contract when in the custody of YB or Moana, any carrier for or subsequent buyer from YB or Moana of Diesel related to the Fuel Contract, except to the extent that such release, threatened release, discharge, disposal or presence of Diesel or hazardous material may be attributable to the negligence or willful action of the party seeking indemnity, including without limitation: (1) all foreseeable and unforeseeable consequential damages; (2) the reasonable costs of any required or necessary repair, cleanup or detoxification of any area of Diesel or hazardous material and the preparation and implementation of any closure, remedial or other required plans; (3) the reasonable costs of investigation of any environmental claims by the party seeking indemnity; (4) the reasonable costs of HECO's enforcement of the Fuel Contract and this Agreement by the party seeking indemnity; and (5) all reasonable costs and expenses incurred by the party seeking indemnity in connection with clauses (1),
(2), (3) and (4), including without limitation reasonable attorneys' fees and court costs.

     (c) HECO, MECO, HELCO, jointly and severally, shall indemnify, defend and hold harmless YB and Moana and each of their respective directors, officers, employees and agents (including but not limited to affiliates and contractors and their employees) from and against all liabilities, damages, losses, penalties, claims, demands, suits, costs, expenses (including reasonable attorneys' fees and costs), and proceedings of any nature whatsoever for personal injury (including death), or property damage, including but not limited to YB's or Moana's facilities (collectively, "Injury or Damage"), that results from non-specification or contaminated Diesel in the custody or control of HECO, MECO or HELCO or that arises out of or is in any manner connected with the delivery or receipt of Diesel when in the custody or control of HECO, MECO or HELCO, any carrier for HECO, MECO or HELCO or subsequent buyer from HECO, MECO or HELCO of Diesel related to the Fuel Contract, except to the extent that such Injury or Damage may be attributable to the negligence or willful action of the party seeking indemnity.

     (d) Without limiting the generality of Section 6.2.(c), HECO, MECO or HELCO, jointly and severally, shall indemnify, defend and hold harmless YB, Moana and each of their respective directors, officers, employees and agents (including but not limited to affiliates and contractors and their employees) from and against all liabilities, damages, losses, penalties, claims, demands, suits, costs, expenses and proceedings of any nature whatsoever directly or indirectly arising out of or attributable to the release, threatened release, discharge, disposal or presence of Diesel or hazardous material related to the Fuel Contract when in the custody of HECO, MECO or HELCO, any carrier for or subsequent buyer from HECO, MECO or HELCO of Diesel related to the Fuel Contract, except to the extent that such release, threatened release, discharge, disposal or presence of Diesel or hazardous material may be attributable to the negligence or willful action of the party seeking indemnity, including without limitation: (1) all foreseeable and unforeseeable consequential damages; (2) the reasonable costs of any required or necessary repair, cleanup or detoxification of any area of Diesel or hazardous material and the preparation and implementation of any closure, remedial or other required plans; (3) the reasonable costs of investigation of any environmental claims by the party seeking indemnity; (4) the reasonable costs of YB's or Moana's enforcement of the Fuel Contract and this Agreement by the party seeking indemnity; and (5) all reasonable costs and expenses incurred by the party seeking indemnity in connection with clauses (1), (2), (3) and (4), including without limitation reasonable attorneys' fees and court costs.

     (e) Nothing in this Section 6.2 is intended to diminish in any respect the indemnity obligations of Chevron under the Fuel Contract.

VII.  CONFIDENTIALITY.

     YB and Moana shall keep the terms of this Agreement and the Fuel Contract in strictest confidence and shall not disclose them to any other party without the prior written consent of the Utilities, which consent may be withheld in the Utilities' sole discretion.

VIII.  INSURANCE.

     YB and Moana shall each maintain all of the insurance specified in Article XX of the Fuel Contract. The insurance specified in Sections 20.1(ii), 20.1(iii) and 20.1(v) Option One shall name the Utilities as additional insureds. On or prior to the Closing Date, YB and Moana shall provide HECO with certificates of insurance or other documentary evidence satisfactory to HECO of the insurance coverages and endorsements required by Article XX of the Fuel Contract and by this Article VIII.

IX.  MISCELLANEOUS PROVISIONS.

     Section 9.1.  Headings of Articles and Sections.
     -----------------------------------------------

     Headings of Articles and sections are for convenient reference only and are not considered part of this Agreement.

     Section 9.2.  Entire Agreement.
     ------------------------------

     This Agreement contains the entire agreement between the parties covering the subject matter and cancels all prior agreements of any kind covering such subject matter and any amendments thereto.

     Section 9.3.  Notice.
     --------------------

     Except as otherwise expressly provided herein, all notices shall be given in writing, by letter, facsimile, or electronic mail to the following addresses, or such other address as the parties may designate by notice, and shall be deemed given upon receipt.

     HECO, MECO, HELCO:  Manager, Power Supply Services Department
               Hawaiian Electric Company, Inc.
               P.O. Box 2750
               Honolulu, Hawaii 96840-0001
               Fax:  (808) 543-4366

     HTB:    Financial Vice President
               Hawaiian Electric Industries, Inc.
               P.O. Box 730
               Honolulu, Hawaii 96801

     YB:    President
               Young Brothers, Limited
               Pier 40, Box 3288
               Honolulu, Hawaii 96801
               Fax:  (808) 543-9458

     Saltchuk:  President
               Saltchuk Resources, Inc.
               1111 Fairview Avenue North
               Seattle, Washington 98109
               Fax:  (206) 652-1110

     Moana:    President
               Saltchuk Resources, Inc.
               1111 Fairview Avenue North
               Seattle, Washington  98109
               Fax:  (206) 652-1110

     Section 9.4.  Court Rulings.
     ---------------------------

     If any term or provision, or any part of any term or provision, of this Agreement is held by any court or other competent authority to be illegal or unenforceable, the remaining terms, provisions, rights and obligations shall not be affected.

     Section 9.5.  Binding Effect.
     ----------------------------

     This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and permitted assigns.

     Section 9.6.  Governing Law.
     ---------------------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Hawaii.

     Section 9.7.  Contract Administration
     -------------------------------------

     HECO shall act as an agent of YB and Moana with respect to the compilation of market price data, computation of the monthly price of Diesel, obtaining the agreement of Chevron to the price of the Diesel, and other operational and contract administration issues. HECO shall issue a monthly notice showing the Diesel price calculation, substantially in the same format as the current "HTB Diesel Prices" notice. It is expressly agreed and understood that YB and Moana shall reimburse HECO for one-quarter of the cost of an annual subscription to "Platt's Oilgram Price Report" or its successor publication used in the determination of the Diesel price, and shall reimburse HECO for labor and other non-labor costs reasonably incurred by HECO in the performance of the monthly Diesel price determination and other administrative activities with respect to the Fuel Contract. YB and Moana shall promptly notify HECO of any and all disputes with Chevron that arise relating to the Fuel Contract, including without limitation disputes regarding delivery operations, safety issues, pollution mitigation, Diesel quality, Diesel quantity, invoicing, payment and the like.

     Section 9.8.  Affiliated Entity Filing.
     ---------------------------------------

     Although this Agreement shall become effective only upon the closing or the Closing Date, after which neither YB nor Moana will be an affiliate of HECO, MECO or HELCO, the parties hereto nevertheless agree that the Agreement shall be submitted promptly after the date hereof to the Public Utilities Commission under Hawaii Revised Statutes (S) 269-19.5.

     Section 9.9.  No Resale or Unauthorized Use.
     --------------------------------------------

     It is expressly understood and agreed that the Diesel is provided for the exclusive use of YB and Moana and that its intended use is as a fuel for marine vessels in a non-vehicular application.

          IN WITNESS WHEREOF, the parties have caused these presents to become effective as of the day and year first written above.


HAWAIIAN ELECTRIC COMPANY, INC. ("HECO")    HAWAIIAN TUG & BARGE CORP. ("HTB")


By:  /s/ Edward Y. Hirata                   By:  /s/ Glenn K. Y. Hong
     -----------------------------             ------------------------------
     Its Vice President                          Its President


MAUI ELECTRIC COMPANY, LIMITED ("MECO")     YOUNG BROTHERS, LIMITED ("YB")


By:  /s/ Edward Y. Hirata                   By:  /s/ Glenn K. Y. Hong
     -----------------------------               ------------------------------
     Its Vice President                          Its President


HAWAII ELECTRIC LIGHT COMPANY,              SALTCHUK RESOURCES, INC.
INC. ("HELCO")                              ("Saltchuk")

By:  /s/ Edward Y. Hirata                   By:  /s/ Charles H. Kauffman
     -----------------------------               ------------------------------
     Its Vice President                          Its Vice President


                                            MOANA PA'A KAI, INC. ("Moana")


                                            By:  /s/ Glenn K. Y. Hong
                                                 ------------------------------
                                                 Its President